SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant:                                 |X|
Filed by a Party other than the Registrant:          |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for use of the Commission only (as permitted by
          Rule 14a-b(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss.240.14a-12

                                  FOSSIL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  FOSSIL, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth amount on which the filing is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                  FOSSIL, INC.
                            2280 N. GREENVILLE AVENUE
                             RICHARDSON, TEXAS 75082

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 1997


To the Stockholders of Fossil, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Fossil, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 2280 N. Greenville Avenue, Richardson, Texas, on the 22nd day of May 1997, at 4:00 p.m. (local time) for the following purposes:

                  1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have qualified; and

                  2. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on March 31, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

         You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                   BY ORDER OF THE BOARD OF DIRECTORS




                                   T. R. Tunnell
                                   Senior Vice President, Development
                                    and Chief Legal Officer and Secretary

April 15, 1997
Richardson, Texas

                                  FOSSIL, INC.
                            2280 N. GREENVILLE AVENUE
                             RICHARDSON, TEXAS 75082

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 22, 1997

                           ---------------------------

                          SOLICITATION AND REVOCABILITY
                                   OF PROXIES



         The accompanying proxy is solicited by the Board of Directors on behalf of Fossil, Inc., a Delaware corporation (the "Company"), to be voted at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 22, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH ON THE ACCOMPANYING NOTICE.

         The executive offices of the Company are located at, and the mailing address of the Company is, 2280 N. Greenville Avenue, Richardson, Texas 75082.

         Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

         This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about April 15, 1997. The Company's Annual Report to Stockholders covering the Company's fiscal year ended December 31, 1996, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

         Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to T.R. Tunnell, Senior Vice President, Development, Chief Legal Officer and Secretary, Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

         In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact.

Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of common stock, par value $0.01 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

         The cost of  preparing,  printing,  assembling,  and mailing the Annual
Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of the Company's Common Stock, and other costs of solicitation, are to be borne by the Company.

                                QUORUM AND VOTING

         The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 31, 1997 (the "Record Date"). On the Record Date, there were 13,245,136 shares of Common Stock issued and outstanding.

         Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the meeting and neither the Company's Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors.

         An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each director of the Company; (ii) each Named Executive Officer (as defined in "Election of Directors--Compensation of Executive Officers--Executive Cash Compensation");
(iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of the Record Date. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.


NAME OF BENEFICIAL OWNER                                            NUMBER OF SHARES                    PERCENTAGE
------------------------                                            ----------------                    ----------
Tom Kartsotis(1)                                                      5,326,694 (2)                       40.4

Kosta N. Kartsotis(1)                                                 2,473,905                           18.8

Michael W. Barnes                                                        44,675 (3)                        *

Richard H. Gundy                                                        177,715 (4)                        1.3

Randy S. Kercho                                                          41,288 (5)                        *

Jal S. Shroff(6)                                                        247,607 (7)                        1.9

Donald J. Stone                                                          16,700 (8)                        *

Kenneth W. Anderson                                                      16,750 (9)                        *

Alan J. Gold                                                             21,750 (10)                       *

Alan D. Moore                                                           380,524 (11)                       2.9

FMR Corp. (12)                                                          764,100                            5.8

All executive officers and                                            8,788,108                           66.3
directors as a group (12 persons)                                   (2)(3)(4)(5)(7)
                                                                     (8)(9)(10)(11)

          *   Less than 1%

         (1) The address of such individual is 2280 N. Greenville Avenue, Richardson, Texas 75082.

         (2) Includes 502,300 shares of Common Stock owned of record by Lynne Stafford Kartsotis, wife of Mr. Tom Kartsotis, as to which Mr. Kartsotis disclaims beneficial ownership, and 6,515 shares owned by Mr.
Kartsotis as custodian for Annie Grace Kartsotis, his minor daughter.

         (3) Includes 44,275 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.


                                                        -3-




         (4) Includes 110, 715 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 5,000 shares owned by the Richard Gundy Trust, and 5,000 shares owned by the Richard Gundy Family Trust. Mr. Gundy is a trustee of each of these trusts.

         (5) Includes 26,488 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes indirect ownership of 2,500 shares owned by Mr. Kercho's minor son.

         (6) Mr. Shroff and his wife, Pervin J. Shroff, share voting and investment power with respect to 208,157 of the shares shown.

         (7) Includes 24,375 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes indirect ownership of 15,075 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date which are owned by Mrs. Shroff.

         (8) Includes 11,750 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

         (9) Includes 11,750 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

         (10) Includes 4,000 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

         (11) Includes 38,975 shares held by the Alan D. Moore Charitable Remainder Trust, of which Alan D. Moore is sole trustee. Also includes 5,250 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

         (12) Based on a Schedule 13G, dated February 14, 1997, filed by FMR Corp. ("FMR") with the Securities and Exchange Commission and the Company. The
Schedule 13G discloses that Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR and an investment adviser are the beneficial owner of 764,100 shares of Common Stock or 5.79% as a result of acting as investment advisor to various companies registered under the Investment Company Act of 1940. Edward C. Johnson, 3rd. , FMR, through control of Fidelity and the Funds, each have sole power to dispose of the 764,100 shares owned by the funds. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109

                        ---------------------------------

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Bylaws of the Company provide that the number of directors of the Company may be increased or decreased from time to time by resolution adopted by the Board of Directors. By resolution of the Board of Directors, at its meeting on March 13, 1997, the number of directors composing the Board of Directors has been set at seven.

DIRECTORS AND NOMINEES

         Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the next annual meeting and until his successor is duly elected and qualified or until his earlier resignation or removal. Each of the nominees is presently a director of the Company.

         The following table and text set forth the name, age and positions of each nominee:

     NAME                                                  AGE      POSITION
     ----                                                  ---     ----------
Tom Kartsotis....................................          37      Director, Chairman of the Board and Chief
                                                                   Executive Officer
Kosta N. Kartsotis...............................          44      Director, President and Chief Operating
                                                                   Officer
Michael W. Barnes................................          36      Director and Executive Vice President
Jal S. Shroff....................................          60      Director and Managing Director of Fossil
                                                                   (East) Limited
Donald J. Stone..................................          68      Director
Kenneth W. Anderson..............................          65      Director
Alan J. Gold.....................................          63      Director


         Tom Kartsotis has served as Chairman of the Board and Chief Executive Officer since December 1991. Mr. Tom Kartsotis founded the Company in 1984 and served as its President until December 1991. He has been a director of the Company since 1984.

         Kosta N. Kartsotis has served as President and Chief Operating Officer since December 1991. Mr. Kosta Kartsotis joined the Company in 1988 and served as Vice President -- Marketing until December 1991. He has been a director of the Company since 1990.

         Michael W. Barnes has served as Executive Vice President since February 1995. Mr. Barnes served as Senior Vice President -- International from August 1994 until February 1995. From December 1993 until August 1994, Mr. Barnes served as Senior Vice President -- Operations. Mr. Barnes joined the Company in 1985 and served as Vice President -- Operations until December 1991. He served as a director of the Company from 1985 until March 1992. Mr. Barnes has been a director of the Company since he was re-elected to the Board of Directors in February 1993.

         Jal S. Shroff has served as Managing Director of Fossil (East) Limited ("Fossil East") since January 1991 and has been a director of the Company since April 1993. Mr. Shroff joined S. Framjee & Co., a privately held trading company headquartered in Hong Kong, and has served as its Managing Director since a date prior to 1991. Prior to January 1991, the services which are currently provided to the Company in Hong Kong by Fossil East were performed by S. Framjee & Co.

         Donald J. Stone has been a director of the Company since April 1993. Mr. Stone served as Vice Chairman of Federated Department Stores until February 1988, at which time he retired.

         Kenneth W. Anderson has been a director of the Company since April 1993. Mr. Anderson was a co-founder of Blockbuster Entertainment Corporation, a video rental company, and served as its President from 1985 until 1987. From 1987 to 1991, Mr. Anderson served in various positions with Amtech Corporation, a remote electronic identification technology company, which he co-founded, including as the Chairman of its Executive Committee.

         Alan J. Gold has been a director of the Company since April 1993. Mr. Gold was the founder of Accessory Lady, a women's fashion accessory retail chain, and served as its President since a date prior to 1991 until 1992. Mr. Gold is currently President of Goldcor Investments.

         If elected, all directors serve until the next annual meeting of the stockholders or until their successors have been duly elected and qualified.

         The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

         Mr. Tom Kartsotis and Mr. Kosta N. Kartsotis are brothers. There are no other family relationships among any of the directors, director nominees or executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. Messrs. Stone, Anderson and Gold serve on the Audit Committee and the Compensation Committee. The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, to review the plan and scope of any audit of the Company's financial statements and to review the Company's significant accounting policies and other related matters. The Audit Committee held one meeting during the fiscal year ended December 31, 1996. The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the compensation of senior officers and to administer the 1993 Long-Term Incentive Plan (the "Incentive Plan"). The Compensation Committee held one meeting during the fiscal year ended December 31, 1996.

         The Board of Directors held four meetings during the fiscal year ended December 31, 1996. During 1996 each director attended, in person or by conference call, all of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served.

DIRECTOR COMPENSATION

         The Company pays an annual retainer of $15,000 to each nonemployee director. In addition, the Company pays each nonemployee director a fee of $1,000 for each meeting of the Board of Directors or any committee thereof which he attends. The Company also reimburses its directors for ordinary and necessary travel expenses incurred in attending such meetings.

         Nonemployee Director Stock Option Plan. The Board of Directors and the stockholders of the Company have approved the adoption of the 1993 Nonemployee Director Plan (the "Nonemployee Director Plan"). Pursuant to the Nonemployee Director Plan, each Nonemployee Director received a grant of 5,000 non-qualified stock options on the date he became a director of the Company. In addition, on the first day of each calendar year, each Nonemployee Director will receive a grant of an additional 3,000 non-qualified stock options, so long as he is then serving as a Nonemployee Director. The grant of options pursuant to the Nonemployee Director Plan is automatic. An aggregate of 100,000 shares of Common Stock have been authorized for issuance pursuant to the Nonemployee Director Plan, of which 59,000 shares were subject to outstanding options on the Record Date.

         Options granted pursuant to the Nonemployee Director Plan will become exercisable (i) with respect to 50% of the total number of shares subject thereto, on the first anniversary of the date of grant and (ii) with respect to the remaining shares subject thereto, in installments of 25% of such shares on the second and third anniversaries of the date of grant. The exercise price of options granted pursuant to the Nonemployee Director Plan shall be the fair market value of the Common Stock on the date of grant. Such exercise price must be paid in full in cash at the time an option is exercised. The term of options granted under the Nonemployee Director Plan will expire on the earliest of (i) ten years from the date of grant, (ii) one year after the optionee ceases to be a director by reason of death or disability or (iii) three months after the optionee ceases to be a director for any reason other than death or disability.

         The Nonemployee Director Plan provides that the Board of Directors may make certain adjustments to the exercise price and number of shares subject to options granted thereunder in the event of a stock split, stock dividend, combination or reclassification or certain other corporate transactions. Subject to certain limitations, the Board of Directors is authorized to amend the Nonemployee Director Plan as it deems necessary, but no amendment may adversely affect the rights of an optionee with respect to an outstanding option without his consent. The Compensation Committee of the Board of Directors is not responsible for the administration of the Nonemployee Director Plan.

EXECUTIVE OFFICERS

         The name, age, current position with the Company, and the principal occupation during the last five years of executive officers Messrs. Tom Kartsotis, Kosta N. Kartsotis, and Michael W. Barnes and the year he first became an executive officer of the Company is set forth above under the caption "Directors and Nominees" and with respect to each remaining executive officer is set forth in the following table and text:

NAME                                                AGE      POSITION
----                                                ---   -------------
Richard H. Gundy...............................     54    Executive Vice President
Randy S. Kercho................................     40    Executive Vice President, Chief Financial Officer and
                                                          Treasurer
Mark D. Quick   ...............................     48    Executive Vice President
T. R. Tunnell  ................................     43    Senior Vice President, Development, Chief Legal
                                                          Officer and Secretary

         Richard H. Gundy has served as Executive Vice President of the Company since April 1994. From a date prior to 1991, Mr. Gundy served as Executive Vice President and Director of County Seat Stores, Inc., a national retailer of apparel and fashion accessories.

         Randy S. Kercho has served as Executive Vice President and Chief Financial Officer of the Company since March 1997. Mr. Kercho served as Senior Vice President and Chief Financial Officer of the Company from February 1995 until March 1997 and has served as Treasurer since May 1995. Mr. Kercho served as Vice President and Chief Financial Officer from May 1993 until February 1995 and served as Vice President - Finance from May 1992 until May 1993. From a date prior to 1991 until May 1992, Mr. Kercho served as Vice President, Controller, Treasurer and Secretary of BSN Corp., a publicly traded consumer products company.

         Mark D. Quick has served as Executive Vice President since March 1997. Mr. Quick is responsible for the Company's fashion accessory lines including, handbags, small leather goods, belts and sunglasses. From November 1995 until March 1997 he served as Senior Vice President - Accessories. From a date prior to 1991, Mr. Quick served as Senior Vice President - General Merchandise Manager of Foley's (currently part of May Co.).

         T.R. Tunnell has served as Senior Vice President, Development, Chief Legal Officer and Secretary of the Company since December 1996. Mr. Tunnell served as Vice President and General Counsel of Pillowtex Corporation from April 1996 until December 1996. Mr. Tunnell served as Vice President, Secretary and General Counsel of the Company from September 1993 until April 1996. From a date prior to 1991 until 1992, Mr. Tunnell was employed by Mary Kay Cosmetics, Inc. where he most recently served as Vice President, Legal Operations and Assistant Secretary.







            [The remainder of this page is intentionally left blank]

KEY EMPLOYEES

         The following table and text set forth certain information regarding other key employees of the Company.


Name                                    Age    Position
----                                    ---    ---------
Suzanne Amundsen                        38     Vice President - Product Development

Dairmuid Bland                          41     Vice President - Product Development

Gary A. Bollinger                       49     Senior Vice President - International / Premium

Heath Carr                              30     Vice President - Operations / Fossil East

Robert V. Fiore                         51     Vice President - Midwest Region

Cheri J. Friedman                       40     Vice President -Northeast Region

Kurt Hagen                              28     Vice President - European Operations

Timothy G. Hale                         36     Vice President and Image Director

J. Dan Heard                            36     Senior Vice President - Operations

David R. Moore                          36     Vice President - Eyewear

Monica A. Nicholson                     33     Controller

Tom Olt                                 50     Vice President - Stores and Real Estate

Daniel M. Smith                         59     Senior Vice President - RELIC / Private Label

Dora A. Yarid                           36     Vice President - Western Region

         Suzanne Amundsen has served as Vice President - Product Development since October 1993. Ms. Amundsen is responsible for the marketing and sale of the Company's FSL and RELIC watch lines as well as certain of the Company's licensed and private label watch products. From a date prior to 1991 until October 1993, Ms. Amundsen was employed by Innovative Time, Inc. where she most recently served as Senior Vice President.

         Dairmuid Bland has served as Vice President - Product Development since July 1996. Mr. Bland is responsible for new product development of FOSSIL watches and certain licensed watch brands. From December 1993 until June 1996, Mr. Bland was employed by Timex Corporation as Vice President Marketing and Sales Fashion Brands / Asia. From a date prior to 1991 until December 1993, Mr. Bland served as General Manager International Watch Division of Dickson Concepts International, Ltd.

         Gary A. Bollinger has served as Senior Vice President - International / Premium since February 1997. Mr. Bollinger served as Vice President - International from February 1993 until February 1997. Mr. Bollinger joined the Company in May 1992 and served as Manager - International until February 1993. From
                                                        -9-
a date prior to 1991 until May 1992, Mr. Bollinger served as Divisional Merchandise Manager of Foley's (currently a division of May Co.).

         Heath Carr has served as Vice President - Operations / Fossil East since February 1996. Mr. Carr is responsible for the production and office operations of Fossil East, Ltd. in Hong Kong. From a date prior to 1991 until June 1992, Mr. Carr served as Warehouse Manager. From June 1992 until February 1994, he served as Order Management Department Manager. From February 1994 until August 1994, Mr. Carr served as Group Manager, Order Management Department and from August 1994 until February 1996 served as Division Manager, Order Management Department.

         Robert V. Fiore has served as Vice President - Midwest Region since January 1992. From a date prior to 1991 to 1992, Mr. Fiore was an independent sales representative for the Company and was responsible for sales of the Company's products in the Midwest region, including the Chicago area.

         Cheri J. Friedman has served as Vice President - Northeast Region since January 1992. From a date prior to 1991 to 1992, Ms. Friedman was an independent sales representative for the Company in the Northeast region and operated her own showroom in which the Company's watches were displayed in New York City.

         Kurt Hagen has served as Vice President - European Operations since August 1996. Mr. Hagen is responsible for managing the Company's operations in Traunstein, Germany. From 1991 until February 1992, Mr. Hagen served as Data Processing Manager. From February 1992 until 1994, Mr. Hagen served as Purchasing/Data Processing Group Manager. In 1994, Mr. Hagen was promoted to International Group Manager. From February 1996 until August 1996, Mr. Hagen served as Division Manager, Order Management Department.

         Timothy G. Hale has served as Vice President and Image Director since December 1991. Mr. Hale is responsible for coordinating the activities of the Company's in-house advertising department. Mr. Hale joined the Company in 1987 and served as manager of creative services from 1987 until December 1991.

         J. Dan Heard has served as Senior Vice President - Operations since February 1995. Mr. Heard is responsible for the Company's domestic operations, distribution and information systems functions. From a date prior to 1991 until 1995, Mr. Heard was employed by The Bonneau Company, Inc., a Dallas-based eyewear manufacturer and marketer where he most recently served as Chief Operating Officer.

         David R. Moore has served as Vice President - Eyewear since August 1995 and served as Division Merchandising Manager from September 1994 until August 1995. From a date prior to 1991 until August 1994, Mr. Moore was employed at The Bonneau Company, Inc., a Dallas-based eyewear manufacturer and marketer, where he most recently served as Vice President of Marketing and Merchandising.

         Monica A. Nicholson has served as Controller since July 1995. Ms. Nicholson joined the Company as Senior Accountant in January 1992, and served in that capacity until February 1994. Ms. Nicholson served as Accounting Manager from February 1994 until July 1995. From a date prior to 1991 until 1992, Ms. Nicholson was employed by Lane, Gorman, Trubitt & Co. as Senior Accountant.

         Tom Olt has served as Vice President - Stores and Real Estate since September 1994. Mr. Olt is responsible for the development and operation of the Company's outlet and retail stores. From 1993 until September 1994, Mr. Olt served as Vice President of Sales for Pier 1 Imports, Inc. From 1992 until 1993, Mr. Olt was President of Scandia Down, and from a date prior to 1991 until 1992, was Regional Vice President Stores for Foley's (currently part of May Co.).

         Daniel M. Smith has served as Senior Vice President - RELIC / Private Label since March 1996. Mr. Smith is responsible for the marketing and sale of the Company's RELIC and Private Label watches. From February 1995 until March 1996 Mr. Smith served as Senior Vice President - RELIC Division and as Vice President - RELIC Division from December 1991 until February 1995. Mr. Smith joined the Company in 1990 and served as Vice President - Marketing (RELIC Division) from 1990 until December 1991.

         Dora A. Yarid has served as Vice President - West Region since February 1993. Ms. Yarid joined the Company in 1990 and served as manager for the Company's south central region from 1990 to 1992 and as Manager - Midwest Region from 1992 until February 1993.

COMPENSATION OF EXECUTIVE OFFICERS

         The total compensation paid for the three fiscal years ended December 31, 1994, 1995 and 1996, respectively, to the Chief Executive Officer, Mr. Tom Kartsotis, and the other four most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"), is set forth below in the following Summary Compensation Table:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                         ANNUAL COMPENSATION(1)           AWARDS(2)
                                                       --------------------------         -----------
                                                                                          SECURITIES
                                    FISCAL                                                UNDERLYING          ALL OTHER
NAME & PRINCIPAL POSITION            YEAR               SALARY($)       BONUS($)         OPTIONS(#)(3)      COMPENSATION
--------------------------         --------            ----------      ----------       ---------------    --------------
Tom Kartsotis                        1996                272,932          -0-                -0-               2,611(4)
Chairman of the Board, Chief         1995                262,500          -0-                -0-               4,006(5)
Executive Officer  and Director      1994                262,500          -0-                -0-               1,557(6)

Kosta N. Kartsotis                   1996                264,807          -0-                -0-                  -0--
President, Chief Operating           1995                255,000          -0-                -0-                  -0--
Officer and Director                 1994                255,000          -0-                -0-                  -0--

Michael W. Barnes                    1996                212,062          -0-             50,000
Executive Vice President             1995                202,500          -0-             20,000               2,994(4)
and Director                         1994                187,219       20,000             20,000               4,400(5)
                                                                                                               1,514(6)
Richard H. Gundy                     1996                257,815          -0-            105,715(8)            4,841(9)
Executive Vice President             1995                250,000          -0-             20,000               6,865(10)
                                     1994                179,611(7)       -0-            165,000(13)           2,852(11)

Randy S. Kercho                      1996                153,582          -0-             36,613(12)           2,899(4)
Executive Vice President, Chief      1995                134,231          -0-              7,500               3,885(5)
Financial Officer and Treasurer      1994                120,000        5,000              2,500(13)           1,480(6)


                                                         -11-




(1) The Company's executive officers did not receive any other annual compensation in addition to salary and cash bonuses during the applicable reporting periods, therefore the "Other Annual Compensation" column has been omitted.

(2) During the applicable reporting periods, no awards of restricted stock were made as Long-Term Compensation, therefore the column "Restricted Stock Award(s)" has been omitted from the Summary Compensation Table.

(3) The column for 1996 includes all options repriced for such Named Executive Officer during 1996, as described in the Ten-Year Option/SAR Repricing Table set forth below. As a result, the number of options shown as granted during 1996 to such Named Executive Officer may be duplicative since these numbers include options that were granted in exchange for the cancellation of options granted to such Named Executive Officer during prior years.

(4) Includes employee matching contributions under the 1993 Fossil, Inc. Savings and Retirement Plan (the "Retirement Plan") to the Named Executive Officers.

(5) Includes employer matching contributions under the Retirement Plan to the Named Executive Officers in the following amounts: Mr. Tom Kartsotis - $2,776; Mr. Barnes - $3,000; and Mr. Kercho - $2,685. Also includes redistributions of excess contributions under the Plan to the Named Executive Officers in the following amounts: Mr. Tom Kartsotis - $1,230; Mr. Barnes - $1,400; and Mr. Kercho - $1,200.

(6)      Represents employer matching contributions under the Retirement Plan.

(7)      Mr.  Gundy  joined  the  Company  in  April  1994.   The  amount  shown
         represents the pro rata portion of Mr. Gundy's 1994 base salary of $250,000 for the period during which he was employed by the Company.

(8) Includes options exercisable for 20,000 shares that were granted during 1996 and options exercisable for 85,715 shares that were repriced during 1996.

(9) Includes $2,052 representing the dollar value of premiums paid by the Company on a term life insurance policy on Mr. Gundy and $2,789 representing employer matching contributions under the Retirement Plan.

(10) Includes $4,365 representing the dollar value of premiums paid by the Company on a term life insurance policy on Mr. Gundy and $2,500 representing employer matching contributions under the Retirement Plan.

(11) Represents the dollar value of premiums paid by the Company on a term life insurance policy on Mr. Gundy.

(12) Includes options exercisable for 35,000 shares that were granted during 1996 and options exercisable for 1,613 shares that were repriced during 1996.

(13) These options were canceled in exchange for repriced options granted during 1996.


         The following table discloses, for each of the Named Executive Officers, options granted during the fiscal year ended December 31, 1996 and the potential realizable values for such options:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                            ASSUMED ANNUAL RATES OF
                                                                                            STOCK PRICE APPRECIATION
                                                INDIVIDUAL GRANTS                                FOR OPTION TERM
                    ---------------------------------------------------------------------  --------------------------
                                     % of Total
                                   Options/Shares
                                     Granted to      Exercise  Market Price at
                      Options/SARs  Employees in     or Base      Date of      Expiration
Name                   Granted(#)  Fiscal Year (1)    Price        Grant          Date         5% (2)       10% (2)
----                 ------------- --------------- ----------- --------------  ----------    ----------- ----------

Tom Kartsotis                -0-         --              --           --              --            --           --

Kosta N. Kartsotis           -0-         --              --           --              --            --           --

Michael W. Barnes        50,000(3)     9.05%         $6.625(4)    $6.625         1/10/06      $208,321     $527,927

Richard H. Gundy         20,000(3)     3.62%         $6.625(4)    $6.625         1/10/06       $83,328     $211,170
                         85,715(5)    15.52%         $10.00(6)    $6.625          4/4/04      $539,057   $1,366,076

Randy S. Kercho          10,000(3)     1.81%         $6.625(4)    $6.625         1/10/06       $41,664     $105,585
                         25,000(7)     4.52%          $8.25(4)    $8.250         8/30/06      $129,709     $328,709
                          1,613(8)     .29%          $10.00(6)    $6.625         2/14/04       $10,144      $25,707

------------------

(1) Represents the percentage of options/shares granted to or repriced for all employees during 1996.

(2) These dollar amounts represent the value of the option assuming certain rates of appreciation from the market price of the Common Stock at the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions.
         There can be no assurance that the amounts reflected in this column will be achieved.

(3) These options were granted pursuant to the Incentive Plan and become exercisable with respect to 50% of such options on the first anniversary date of the grant, with respect to 25% of such options on the second anniversary date of the grant, and as to 25% on the third anniversary date of the grant, cumulatively.

(4) Pursuant to the Incentive Plan under which this option was granted, the exercise price was the closing price of a share of Common Stock on the Nasdaq National Market on the date of grant.

(5) These options were granted in exchange for 165,000 options awarded on April 4, 1994 at an exercise price of $19.25 per share.

(6) These options were granted in cancellation and exchange for previously awarded options at an exercise price above the fair market value of a share of Common Stock on the NASDAQ National Market System on the date of the grant.

(7) These options were granted pursuant to the Incentive Plan and become exercisable with respect to 25% of such options as of the date of the grant and with respect to 75% of such options on the third anniversary date of the grant, cumulatively.

(8) These options were granted in exchange for 2,500 options awarded on February 14, 1994 at an exercise price of $15.50 per share.


         The following table describes for each of the Named Executive Officers options exercised and the potential realizable values for their options at December 31, 1996:

                         AGGREGATED OPTION/SAR EXERCISES
                   AND OPTION/SAR VALUES AT DECEMBER 31, 1996

                                                              NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                                 OPTIONS/SARS AT                    OPTIONS/SARS AT
                                                              DECEMBER 31, 1996 (#)               DECEMBER 31, 1996 (1)
                                                        ---------------------------------    -----------------------------
                            SHARES
                         ACQUIRED ON         VALUE
NAME                     EXERCISE (#)     REALIZED($)    EXERCISABLE       UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                     ------------     -----------    -----------       -------------     -----------     -------------
TOM KARTSOTIS                 --               --             --                --                  --               --
KOSTA N. KARTSOTIS            --               --             --                --                  --               --
MICHAEL W. BARNES            N/A              N/A         22,000(2)         42,050(3)          $73,750         $236,178
RICHARD H. GUNDY             N/A              N/A         74,286(4)         51,429(5)         $229,376         $216,877
RANDY S. KERCHO              N/A              N/A         19,209(6)         32,904(7)          $86,685         $170,242

---------

(1) Based on $13.50 Per share of common stock, which was the closing price per share of common stock on december 31, 1996 on the nasdaq national market, minus the exercise price of "in-the-money" options/sars.

(2) The exercise prices of such options are (i) $7.50 Per share with respect to 12,000 options, (ii) $15.50 Per share with respect to 6,000 options, and (iii) $13.0625 Per share with respect to 4,000 options.

(3) The exercise prices of such options are (i) $15.50 Per share with respect to 2,500 options, (ii) $13.0625 With respect to 5,550 options, and (iii) $6.625 Per share with respect to 34,000 options.

(4) The exercise prices of such options are (i) $10.00 Per share with respect to 64,286 options, and (ii) $13.0625 Per share with respect to 10,000 options.

(5) The exercise prices of such options are (i) $10.00 Per share with respect to 21,429 options, (ii) $13.0625 With respect to 10,000 options, and (iii) $6.625 Per share with respect to 20,000 options.

(6) The exercise prices of such options are (i) $7.50 Per share with respect to 8,000 options (ii) $10.00 Per share with respect to 1,209 options, (iii) $6.625 Per share with respect to 3,750 options, and (iv) $8.25 Per share with respect to 6,250 options.

(7) The exercise prices of such options are (i) 10.00 Per share with respect to 404 options (ii) $13.0625 Per share with respect to 3,750 options, (iii) $6.625 Per share with respect to 10,000 options, and
         (iv) $8.25 Per share with respect to 18,750 options.


         The following table sets forth certain information with respect to each of the executive officers of the company regarding the options that have been repriced during the ten-year period prior to december 31, 1996. No sars were repriced by the company during that period.

                         TEN-YEAR OPTION/SAR REPRICINGS


                                         NUMBER OF           MARKET                                                LENGTH OF
                                        SECURITIES            PRICE           EXERCISE                             ORIGINAL
                                        UNDERLYING         OF STOCK AT        PRICE AT                            OPTION TERM
                                         OPTIONS/            TIME OF           TIME OF                           REMAINING AT
                                           SARS             REPRICING         REPRICING            NEW              DATE OF
                                        REPRICED OR            OR                OR             EXERCISE         REPRICING OR
        NAME               DATE           AMENDED           AMENDMENT         AMENDMENT           PRICE            AMENDMENT
        ----               ----         -----------       ------------      ------------        --------         ------------
Richard H. Gundy         1/10/96         165,000(1)           $6.625            $19.25            $10.00         Approx. 8 yrs
Randy S. Kercho          1/10/96           2,500(2)           $6.625            $15.50            $10.00         Approx. 8 yrs
Other Executive          1/10/96           2,500(2)           $6.625            $15.50            $10.00         Approx. 8 yrs
Officers

-------------------

(1) These options were canceled in exchange for an award of 85,715 options with an expiration date of 4/4/04.

(2) These options were canceled in exchange for an award of 1,613 options with an expiration date of 2/14/04.


COMPENSATION  ARRANGEMENTS

         The Company has entered into letter agreements with Mr. Richard H. Gundy and Mr. Mark D. Quick (the "Executives") dated April 1, 1994 and October 5, 1995, respectively, regarding the compensation to be paid to the Executive in the event his employment is terminated by the Company prior to the third anniversary of the Executive's employment with the Company (the "Expiration Date"). In such event, the Executive is entitled to receive salary continuation at his then current salary from the date of such termination until the Expiration Date. No such payments shall be payable, however, in the event that such Executive's employment is terminated by reason of his death or voluntary termination prior to the Expiration Date. Each Executive's employment may be terminated by either party effective upon written notice to the other party. The Company negotiated the terms of the Executive's employment with the Company at arm's length.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In March 1993, the Board of Directors established a Compensation Committee to review and make recommendations to the Board of Directors regarding the compensation of senior management and to administer the Incentive Plan. The Committee is charged with reviewing with the Board of Directors all aspects of compensation for the executive officers of the Company.

Compensation Philosophy.

         The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its strategic business objectives. These objectives include achieving further growth in its watch and fashion accessories businesses and capitalizing on growing consumer awareness of the FOSSIL brand name by expanding the scope of its product offerings to additional categories of fashion accessories. Additional objectives include preserving a strong financial posture, increasing the assets of the Company and positioning the Company's assets and business operations in selected international markets and product segments that offer long term growth opportunities and enhance stockholder value. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates, which, in recent years have been highly competitive.

Compensation Vehicles.

         The available forms of executive compensation currently include base salary, cash bonus awards and incentive stock options. Performance of the Company is a key consideration. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. An additional objective of the Compensation Committee in determining compensation has been to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

         Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Individual awards under the Incentive Plan were determined on the basis of a subjective evaluation of the executive officer's ability to influence the Company's long term growth and profitability, including such factors as degree of management responsibility, performance of departments under his management or supervision, excellence of work product, commitment to accomplishing the Company's goals as reflected by time committed, constructiveness of working relationships with other executive officers and staff, and assumption of responsibility and initiative.

         As of December 31, 1996, a total of 971,267 options under the Incentive Plan were issued and outstanding to executive officers and other key employees. These awards were intended to assure the stability of the Company's management team as well as to provide incentives for individual performance that coincide with the enhancement of stockholder value. The Committee believes that it is important during this period of Company growth to use stock options for its executive officers as a cornerstone of incentive compensation to tie their success directly to the growth of stockholder value.

Stock Option Repricing

         During 1996, the Compensation Committee offered to reprice certain options held by various Company officers and other key employees in cancellation and exchange of certain options awarded in prior years (the "Repricing"). Included in the group participating in the Repricing were Richard H. Gundy, Executive Vice President and Randy S. Kercho, Senior Vice President, Chief Financial Officer and Treasurer, each of whom is a Named Executive Officer. The Compensation Committee believed that before the Repricing, the exercise prices for such options were so significantly above the market value of the underlying Common Stock that such options did not represent a meaningful short term incentive to such officers. The new exercise price for such options in the Repricing was above the fair market value of the Common Stock on the date of the Repricing. See "Election of Directors - Executive Compensation - Ten-Year Option/SAR Repricing."

Chief Executive Officer Compensation.

         The Compensation Committee considered a number of factors in reviewing and approving the Chief Executive Officer's (the "CEO") compensation for 1996. In addition to stock price performance, the factors considered by the Committee included an evaluation of CEO compensation levels for other comparable companies in the industry, the achievement of specified business objectives during the prior fiscal year, including increasing the market awareness of the FOSSIL brand, the expansion of the business into additional accessory lines, improving revenues, income and operating cash flow, and developing the ability of the Company to expand internationally. Based on these considerations, a fiscal 1996 salary level of $262,500 was judged by the Compensation Committee to be fair and appropriate for the most senior executive officer of the Company, taking into account the level of salary compensation paid to other executive officers of the Company and in comparison to the CEO's industry peers. The CEO did not receive any grants of stock options in 1996.

Corporate Tax Deduction on Compensation.

         Federal income tax legislation has limited the deductibility of certain compensation paid to the CEO and the four other most highly compensated executive officers of the Company to $1,000,000 annually to such officers. To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee takes into account any anticipated tax treatment to the Company and to the executive officers of the available compensation vehicles. Some types of compensation and the deductibility of those expenses for federal income tax purposes depend upon the timing of an executive's vesting or exercise of previously granted rights. In addition, interpretation of, and changes in, the tax laws also affect the deductibility of certain compensation expenses. To the extent reasonably practicable, and to the extent it is within the Compensation Committee's control, the Compensation Committee intends to limit executive compensation under ordinary circumstances to that which is deductible under Section 162(m) of the Internal Revenue Code of 1986. In doing so, the Compensation Committee may utilize alternatives (such as deferring compensation or establishing performance based compensation plans for covered employees) for qualifying executive compensation for deductibility and may rely on grand fathering provisions with respect to existing contractual commitments.

                                              COMPENSATION COMMITTEE

                                              Kenneth W. Anderson
                                              Alan J. Gold
                                              Donald J. Stone


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the registrant.

COMMON STOCK PERFORMANCE GRAPH

         The following performance graph compares the cumulative return of the Company's Common Stock since the date of the Company's initial public offering on April 8, 1993 (the "Offering"), with that of the Broad Market (CRSP Total Return Index of the NASDAQ Stock Market (US)) and the NASDAQ Retail Trade Stocks. Each Index assumes $100 invested at April 8, 1993 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.


                         1996 COMPARATIVE TOTAL RETURNS
                      FOSSIL, INC., NASDAQ STOCK MARKET AND
                     NASDAQ STOCK MARKET RETAIL TRADES GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/96)


                              [GRAPHIC OMITTED]







                      4/8/93            12/31/93         12/30/94         12/29/95          12/31/96
                      ------            --------         --------         --------          --------
Fossil, Inc.           100               253.33           175.00           111.66            180.00
NASDAQ                 100               116.83           114.20           161.51            198.67
Stock Market
NASDAQ                 100               120.96           110.20           121.40            144.79
Retail Trades


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which became effective May 1, 1991, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), to file reports of ownership and
                                                         -18-
changes of ownership with the SEC and the Nasdaq National Market. Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met, with the exception of Mr. Moore who filed one Form 4 with respect to fourteen transactions during May 1996 one day late, and Mr. Barnes who failed to file a Form 4 with respect to one transaction which was subsequently reported on a Form 5, which was timely filed.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.
                        ---------------------------------

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the person named in the accompanying proxy will vote the proxy as in his discretion he may deem appropriate, unless directed by the proxy to do otherwise.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountants for the fiscal year ended December 31, 1996 were the firm of Deloitte & Touche LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting and be available to respond to appropriate questions. The Board of Directors of the Company, on the recommendation of the Audit Committee, has selected the firm of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending January 3, 1998.

                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals to be included in the proxy statement for the next Annual Meeting must be received by the Company at its principal executive offices on or before December 15, 1997 for inclusion in the Company's Proxy Statement relating to that meeting.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     T. R. Tunnell
                                     Senior Vice President, Development
                                     and Chief Legal Officer and Secretary

April 15, 1997
Richardson, Texas

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  FOSSIL, INC.
                            2280 N. GREENVILLE AVENUE
                             RICHARDSON, TEXAS 75082

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints T.R. Tunnell and Randy S. Kercho, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated hereon, all of the shares of the common stock of Fossil, Inc. (the "Company"), held of record by the undersigned on March 31, 1997, at the Annual Meeting of Stockholders of the Company to be held on May 22, 1997, and any adjournment(s) thereof.

                    (To Be Dated And Signed On Reverse Side)


                             ^FOLD AND DETACH HERE^



CORPDAL:64599.1 25513-00002

                                                            Please mark
                                                           your votes as    X
                                                           indicated in
                                                           this example

1 PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD this example OFFICE UNTIL THE NEXT ANNUAL ELECTION OF DIRECTORS BY THE STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

         [ ]           FOR all nominees listed
                       (except as marked to the contrary)

         [ ]           WITHHOLD AUTHORITY to vote for all nominees listed

                       Tom Kartsotis        Jal S. Shroff        Donald J. Stone
                       Kosta N. Kartsotis   Kenneth W. Anderson
                       Michael W. Barnes    Alan J. Gold

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                  Withhold:

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                    Dated:                  , 1997
                                          ------------------
                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature, If Held Jointly

                                                     Please  execute  this proxy
                                                     as   your   name    appears
                                                     hereon.   When  shares  are
                                                     held by joint tenants, both
                                                     should  sign.  When signing
                                                     as   attorney,    executor,
                                                     administrator,  trustee  or
                                                     guardian,  please give full
                                                     title   as   such.   If   a
                                                     corporation, please sign in
                                                     full  corporate name by the
                                                     president      or     other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized  person.  PLEASE
                                                     MARK, SIGN, DATE AND RETURN
                                                     THIS PROXY  PROMPTLY  USING
                                                     THE ENCLOSED ENVELOPE.


                             ^FOLD AND DETACH HERE^


CORPDAL:64599.1 25513-00002